UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

September 20, 2024

BLACKLINE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37924	46-3354276
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

21300 Victory Boulevard, 12th Floor
Woodland Hills, California 91367
(Address of principal executive offices, including zip code)

(818) 223-9008

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01, par value	BL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 20, 2024, the Board of Directors (the “Board”) of BlackLine, Inc. (the “Company”) appointed David Henshall to serve as a member of the Board, with a term beginning on September 23, 2024. Mr. Henshall will serve in the class of directors whose term expires at the Company’s annual meeting of stockholders to be held in 2026. Mr. Henshall will also join the Compensation Committee of the Board (the “Compensation Committee”).

Mr. Henshall served as President and Chief Executive Officer and as a member of the board of directors of Citrix Systems, Inc., or Citrix, from July 2017 to October 2021. Citrix is a multinational provider of cloud computing and virtualization technology. Prior to this role, he served in various other roles at Citrix, including Chief Financial Officer and Chief Operating Officer, among others, between 2003 and 2017. Prior to joining Citrix, he served as Chief Financial Officer of Rational Software Corporation, a software company acquired by IBM Corporation in 2003. Mr. Henshall currently serves on the board of directors at Aspen Technology, a global asset management software company, HashiCorp, Inc., a software company, and Feedzai, Inc., a financial risk platform, and previously served on the board of directors of Everbridge, Inc., a global software company, and New Relic, Inc., a digital intelligence company. Mr. Henshall holds a B.S. in Business Administration from the University of Arizona and an M.B.A. from Santa Clara University.

In accordance with the Company’s amended and restated Outside Director Compensation Policy, the terms of which are described in the Company’s proxy statement for its 2024 annual meeting of stockholders, Mr. Henshall is entitled to cash and equity compensation for his service on the Board and the Compensation Committee. Mr. Henshall will also enter into BlackLine’s standard form of indemnification agreement, which has been previously filed with the Securities and Exchange Commission.

There are no family relationships between Mr. Henshall and any director or executive officer of the Company, and Mr. Henshall has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release issued by BlackLine, Inc., dated September 24, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKLINE, INC.

Date: September 24, 2024	By:	/s/ Karole Morgan-Prager
Karole Morgan-Prager
Chief Legal and Administrative Officer

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